UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 31, 2006 (July 26, 2006)
HERITAGE FINANCIAL GROUP

(Exact name of registrant as specified in its charter)

United States	000-51305	45-0479535

(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

310 W. Oglethorpe Blvd., Albany, Georgia	31701

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(229) 420-0000
N/A

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Ex-99 Revised by-laws

Item 8.01 Other Events
     On July 26, 2006, Heritage Financial Group Board of Directors amended its by-laws.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

99	Revised by-laws

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

HERITAGE FINANCIAL GROUP
Date: July 31, 2006	By:	/s/ O. Leonard Dorminey
O. Leonard Dorminey
President and Chief Executive Officer

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